EXHIBIT 99.1


CONTACT:
Kevin Gregory, Senior Vice President, CFO
-----------------------------------------
(859) 586-0600 x1424
--------------------
kgregory@pomeroy.com
--------------------

             POMEROY IT SOLUTIONS, INC. REPORTS FISCAL 2006 RESULTS
                 FOURTH QUARTER DILUTED EARNINGS PER SHARE $0.12

HEBRON, KY - MARCH 20, 2007 - Pomeroy IT Solutions, Inc. (NASDAQ:PMRY) a technology and services solution provider, today reported fiscal 2006 year end revenue of $631.6 million and earnings per fully diluted share of $0.09. For the fourth quarter, the Company reported revenue of $161.9 million and earnings per fully diluted share of $0.12.

"During 2006, we focused on moving forward. We improved gross margins, reduced costs and increased cash flow," said Stephen E. Pomeroy, Pomeroy IT Solutions, President and Chief Executive Officer. "During the fourth quarter we had our third sequential quarterly increase in product revenue. Revenue growth from our increasing sales momentum needs to be our top priority in 2007," said Pomeroy.

"We expect revenue growth of three to seven percent for 2007 and earnings per share of $0.60 to $0.70," added Pomeroy.

CONSOLIDATED FINANCIAL RESULTS

FULL YEAR 2006 FINANCIAL RESULTS
-    REVENUE was $631.6 million compared to $714.7 million in fiscal 2005.
          o    Service revenue was $258.4 million compared to $231.3
               million in fiscal 2005, an increase of 11.7 percent or $27.1 million. The increase in service revenues relates primarily to the growth from new service agreements.
          o Product revenue was $373.2 million compared to $483.4 million in fiscal 2005, a decline of $110.2 million. This decline was due primarily to continuing competitive pressure in the marketplace, reduction in IT spending by our customers and delays in IT project deployments by our customers.

-    GROSS PROFIT MARGIN was 14.6 percent compared to 12.8 percent in fiscal
     2005.
          o    Service revenue gross margin was 24.2 percent compared to
               24.1 percent in fiscal 2005.
          o Product revenue gross margin was 7.9 percent compared to 7.5 percent in fiscal 2005.

- TOTAL OPERATING EXPENSE was $89.3 million compared to $107.6 million in fiscal 2005, a decrease of $18.3 million. The decrease is primarily the result of a decrease in restructuring charge of $2.2 million and a reduction in the goodwill charge of $12.5 million.

- NET INCOME (LOSS) was $1.1 million or $0.09 per fully diluted share compared to $(10.7) million or $(0.85) in fiscal 2005.

-    OTHER FINANCIAL INFORMATION
          o    Debt -                                       $   0
          o    Capital Expenditures -                       $ 2.3 million
          o    Cash Flow From Operating Activities -        $30.1 million
          o    Purchases of Company stock                   $ 2.5 million
          o    Working Capital -                            $90.5 million


FOURTH QUARTER 2006 FINANCIAL RESULTS

- REVENUE was $161.9 million compared to $171.9 million in the fourth quarter 2005.
          o    Service revenue was $63.3 million compared to $64.1 million in the fourth quarter 2005, a decrease of $0.8 million.
          o    Product revenue was $98.6 million compared to $107.8 million in the fourth quarter 2005, a decline of $9.2 million. This decline was due primarily to continuing competitive pressure in the marketplace, reduction in IT spending by our customers and delays in IT project deployments by our customers.

- GROSS PROFIT MARGIN was 14.6 percent compared to 12.4 percent in the fourth quarter 2005.
          o    Service revenue gross margin was 25.3 percent compared to
               20.9 percent in the fourth quarter 2005.
          o Product revenue gross margin was 7.6 percent compared to 7.3 percent in the fourth quarter 2005.

- TOTAL OPERATING EXPENSE was $20.7 million compared to $40.1 million in the fourth quarter 2005, a decrease of $19.4 million. The decrease is primarily the result of a decrease in the goodwill charge of $16.0 million, employee benefit costs, professional fees and other expenses.

- NET INCOME (LOSS) was $1.5 million or $0.12 per fully diluted share compared to $(12.1) million or $(0.96) in the fourth quarter 2005.


INTERNAL CONTROL ASSESSMENT

The Company has completed its assessment of its internal controls and believes that there are no material weaknesses in its internal control over financial reporting for the year ended January 5, 2007. During the fourth quarter, the Company has remediated the four material weaknesses that previously existed.

GOODWILL

The Company has completed its annual goodwill impairment test for the year ended January 5, 2007. The goodwill impairment analysis indicated there was no goodwill impairment for the year ended January 5, 2007 as the fair value of the reporting unit slightly exceeded the carrying value of the reporting unit. The Company considered various factors in determining the fair value of the reporting unit including discounted cash flows from projected earnings, values for comparable companies and the market price of the Company's common stock.

CONFERENCE CALL

To participate in a conference call and question and answer session with senior management regarding the fiscal 2006 results, call 877-842-7108 using passcode 3184711 at 4:30 p.m. (ET) on Tuesday, March 20, 2007. For your convenience, a replay will be available shortly after the call. This replay will be available after the call by dialing 1-800-642-1687.




About Pomeroy IT Solutions, Inc.

As an international technology services and solutions provider, Pomeroy IT Solutions unites core competencies in IT Outsourcing Services and Professional Services. Some of the Company's services include consulting, project management, application development, integration, staffing, and technology sourcing. Pomeroy's capabilities as an end-to-end services and technology sourcing provider set the Company apart as a unique, one-stop alternative. This combination helps its Fortune 1000, government, and mid-market clients realize their business goals and objectives by leveraging information technology to simplify complexities, increase productivity, reduce costs and improve profitability.

Forward-Looking Statements

Certain of the statements in the preceding paragraphs regarding financial results constitute forward-looking statements. These statements related to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our markets' actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or
achievements expressed or implied by such forward looking statements.   These
risks and other factors you should specifically consider include but are not limited to: changes in customer demands or industry standards, existing market and competitive conditions including the overall demand for IT products and services, the nature and volume of products and services anticipated to be delivered, the mix of the products and services businesses, the type of services delivered, the ability to successfully attract and retain customers, sell additional products and service to existing customers, the ability to timely bill and collect receivables, the ability to maintain a broad customer base to avoid dependence on any single customer, the need to successfully attract and retain outside consulting services, new acquisitions by the Company, terms of vendor agreements and certification programs and the assumptions regarding the ability to perform there under, the ability to implement the company's best practices strategies, the ability to manage risks associated with customer projects, adverse or uncertain economic conditions, loss of key personnel, litigation and the ability to attract and retain technical and other highly skilled personnel. In some cases, you can identify forward-looking statements by such terminology such as "may", "should", "expects", "plans", "anticipates", "believes", "estimates", "predicts", "potential", "continue", "projects", "intends", "prospects", "priorities", or negative of such terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially.

Non-GAAP Financial Measures

The non-GAAP financial measures contained in this earnings press release exclude the charge for write-down of goodwill and stock based compensation expense. The Company uses these measures for planning and forecasting its future business, as well as analyzing such forecasts against past performance. In addition, excluding these charges enhances the Company's understanding of trends developing in its operations, as well as its performance in its market and against its competitors. The Company believes that providing non-GAAP net income measures that exclude such items, best allows investors to understand the Company's ongoing business activities during the quarter. The Company believes that inclusion of certain non-GAAP financial measures provides comparability to other publicly traded companies. The non-GAAP financial measures should not be considered as a substitute for, or preferable to, measures of financial performance prepared in accordance with GAAP and may be different from non-GAAP financial measures used by others.

The Company believes that these non-GAAP financial measures provide an additional tool for investors to evaluate its ongoing operating results and trends. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures as detailed below:

Non-GAAP Financial Measures (continued)


                                                     Fiscal Year Ended January 5, 2007
                                              ----------------------------------------------
                                                                  Basic          Diluted
                                                   Net           Earnings        Earnings
(in thousands, except per share data)             Income        Per Share       Per Share
                                              ----------------------------------------------
As reported GAAP financial measures           $       1,143   $        0.09   $        0.09

Adjustments
  Goodwill writedown                                  3,472   $        0.28            0.28
  Income tax effect on non-GAAP adjustments          (1,351)  $       (0.11)          (0.11)
                                              ----------------------------------------------
    Total adustments                                  2,121   $        0.17            0.17
                                              ----------------------------------------------
Non-GAAP financial measures                   $       3,264   $        0.26   $        0.26
                                              ==============================================

                                                     Fiscal Year Ended January 5, 2006
                                              ---------------------------------------------
                                                                 Basic          Diluted
                                                  Net           Earnings        Earnings
                                                  Loss         Per Share       Per Share
                                              ---------------------------------------------
As reported GAAP financial measures          $     (10,662)  $       (0.85)  $       (0.85)

Adjustments
  Goodwill writedown                                16,000            1.27            1.27
  Income tax effect on non-GAAP adjustments         (5,774)          (0.45)          (0.45)
                                              ---------------------------------------------
    Total adustments                                10,226            0.82            0.82
                                              ---------------------------------------------
Non-GAAP financial measures                  $        (436)  $       (0.03)  $       (0.03)
                                              =============================================

                                                     Three Months Ended January 5, 2006
                                              ---------------------------------------------
                                                                 Basic          Diluted
                                                  Net           Earnings        Earnings
                                                  Loss         Per Share       Per Share
                                              ---------------------------------------------
As reported GAAP financial measures          $     (12,112)  $       (0.96)  $       (0.96)

Adjustments
  Goodwill writedown                                16,000            1.27            1.27
  Income tax effect on non-GAAP adjustments         (5,865)          (0.47)          (0.47)
                                              ---------------------------------------------
    Total adustments                                10,135            0.80            0.80
                                              ---------------------------------------------
Non-GAAP financial measures                  $      (1,977)  $       (0.16)  $       (0.16)
                                              =============================================

                              POMEROY IT SOLUTIONS, INC.
                             CONSOLIDATED BALANCE SHEETS

(in thousands)                                                January 5,   January 5,
                                                                2007         2006
                                                             -----------  -----------
ASSETS

Current Assets:
Cash and cash equivalents                                    $    13,562  $     1,486
Certificates of deposit                                            1,076        3,629

Accounts receivable:
  Trade, less allowance of $4,390 and $4,355 at January 5,
    2007 and 2006, respectively                                  136,055      130,814
  Vendor receivables, less allowance of $155 and  $100
    at January 5, 2007 and 2006, respectively                      8,095        4,952
  Net investment in leases                                         1,587        1,912
  Other                                                            1,016        2,894
                                                             -----------  -----------
      Total receivables                                          146,753      140,572
                                                             -----------  -----------

Inventories                                                       16,274       13,665
Other                                                             10,370       11,730
                                                             -----------  -----------
      Total current assets                                       188,035      171,082
                                                             -----------  -----------

Equipment and leasehold improvements:
  Furniture, fixtures and equipment                               22,540       32,770
  Leasehold Improvements                                           8,459        6,796
                                                             -----------  -----------
      Total                                                       30,999       39,566

  Less accumulated depreciation                                   18,406       24,685
                                                             -----------  -----------
      Net equipment and leasehold improvements                    12,593       14,881
                                                             -----------  -----------

Net investment in leases, net of current portion                      42          995
Goodwill                                                          98,314      101,048
Intangible assets, net                                             2,634        3,007
Other assets                                                       3,403        4,132
                                                             -----------  -----------
      Total assets                                           $   305,021  $   295,145
                                                             ===========  ===========

                               POMEROY IT SOLUTIONS, INC.
                               CONSOLIDATED BALANCE SHEETS

(in thousands, except per share data)                           January 5,    January 5,
                                                                  2007          2006
                                                               -----------  ------------
LIABILITIES AND EQUITY

Current Liabilities:
Short-term borrowings                                          $         -  $    15,304
Accounts payable:
  Floor plan financing                                              17,226       15,451
  Trade                                                             57,149       31,187
                                                               -----------  ------------
    Total accounts payable                                          74,375       46,638

Deferred revenue                                                     2,604        3,444
Employee compensation and benefits                                   8,642        8,454
Accrued restructuring and severance charges                          1,286        2,192
Other current liabilities                                           10,590       11,028
                                                               -----------  ------------
      Total current liabilities                                     97,497       87,060
                                                               -----------  ------------

Accrued restructuring and severance charges                          2,313        3,599

Equity:
  Preferred stock,  $.01 par value; authorized 2,000 shares,
    (no shares issued or outstanding)                                    -            -
  Common stock, $.01 par value; authorized 20,000 shares,
    ( 13,476 and 13,400 shares issued at January 5, 2007 and
    2006, respectively).                                               137          135
  Paid in capital                                                   89,992       89,126
  Unearned compensation                                                  -       (1,198)
  Accumulated other comprehensive income                                15           24
  Retained earnings                                                126,664      125,521
                                                               -----------  ------------
                                                                   216,808      213,608
  Less treasury stock, at cost ( 1,130 and 810 shares
    at January 5, 2007 and 2006, respectively)                      11,597        9,122
                                                               -----------  ------------
      Total equity                                                 205,211      204,486
                                                               -----------  ------------
      Total liabilities and equity                             $   305,021  $   295,145
                                                               ===========  ============

                                             POMEROY IT SOLUTIONS, INC.
                                       CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands,except per share data)                                Fiscal Years Ended
                                        ---------------------------------------------------------------------------
                                                January 5,                     January 5,                January 5,
                                                   2007                           2006                      2005
                                        ------------------------        ------------------------       ------------
Net product and service revenues:                     Non-GAAP                        Non-GAAP
  Product                               $   373,232   $  373,232        $   483,431   $ 483,431        $   545,115
  Service                                   258,400      258,400            231,318     231,318            197,175
                                        ------------------------        ------------------------       ------------
    Total revenues                          631,632      631,632            714,749     714,749            742,290
                                        ------------------------        ------------------------       ------------

Cost of product and service revenues:
  Product                                   343,689      343,689            447,383     447,383            504,018
  Service                                   195,907      195,907            175,636     175,636            143,136
                                        ------------------------        ------------------------       ------------
    Total cost of revenues                  539,596      539,596            623,019     623,019            647,154
                                        ------------------------        ------------------------       ------------
                                                                                              -
    Gross profit                             92,036       92,036             91,730      91,730             95,136
                                        ------------------------        ------------------------       ------------

Operating expenses:
  Selling, general and administrative        80,973       80,973             86,010      86,010             72,346
  Depreciation and amortization               4,894        4,894              5,568       5,568              4,393
  Goodwill charge                             3,472            -    **       16,000           -    **            -
                                        ------------------------        ------------------------       ------------
    Total operating expenses                 89,339       85,867            107,578      91,578             76,739
                                        ------------------------        ------------------------       ------------

Income (loss) from operations                 2,697        6,169            (15,848)        152             18,397
                                        ------------------------        ------------------------       ------------

  Interest income                              (582)        (582)              (193)       (193)              (310)
  Interest expense                            1,149        1,149              1,028       1,028                561
                                        ------------------------        ------------------------       ------------
Interest, net                                   567          567                835         835                251
                                        ------------------------        ------------------------       ------------

Income (loss) before income tax               2,130        5,602            (16,683)       (683)            18,146
Income tax expense (benefit)                    987        2,338             (6,021)       (247)             7,213
                                        ------------------------        ------------------------       ------------
Net income (loss)                       $     1,143   $    3,264        $   (10,662)  $    (436)       $    10,933
                                        ========================        ========================       ============

Weighted average shares outstanding:
  Basic                                      12,650       12,650             12,554      12,554             12,253
                                        ========================        ========================       ============
  Diluted *                                  12,659       12,659             12,554      12,554             12,442
                                        ========================        ========================       ============

  Basic                                 $      0.09   $     0.26        $     (0.85)  $   (0.03)       $      0.89
                                        ========================        ========================       ============
  Diluted *                             $      0.09   $     0.26        $     (0.85)  $   (0.03)       $      0.88
                                        ========================        ========================       ============

* Dilutive loss per common share for the year ended January 5, 2006 would have been anit-dilutive if the number of weighted average shares outstanding were adjusted to reflect the dilutive effect of outstanding stock options.

**   See discussion above on non-GAAP Financial Measures.

                           POMEROY IT SOLUTIONS, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands,except per share data)               Three Months Ended
                                        ----------------------------------------
                                         January 5,           January 5,
                                            2007                 2006
                                        ------------  --------------------------
Net product and service revenues:                                     Non-GAAP
  Product                               $    98,596   $107,814        $ 107,814
  Service                                    63,293     64,077           64,077
                                        ------------  --------------------------
    Total revenues                          161,889    171,891          171,891
                                        ------------  --------------------------

Cost of product and service revenues:
  Product                                    91,075     99,945           99,945
  Service                                    47,257     50,695           50,695
                                        ------------  --------------------------
    Total cost of revenues                  138,332    150,640          150,640
                                        ------------  --------------------------

    Gross profit                             23,557     21,251           21,251
                                        ------------  --------------------------

Operating expenses:
  Selling, general and administrative        19,605     22,777           22,777
  Depreciation and amortization               1,075      1,337            1,337
  Goodwill charge                                 -     16,000                -
                                        ------------  --------------------------
    Total operating expenses                 20,680     40,114           24,114
                                        ------------  --------------------------

Income (loss) from operations                 2,877    (18,863)          (2,863)
                                        ------------  --------------------------

  Interest income                              (151)       (65)             (65)
  Interest expense                              243        321              321
                                        ------------  --------------------------
Interest, net                                    92        256              256
                                        ------------  --------------------------

Income (loss) before income tax               2,785    (19,119)          (3,119)
Income tax expense (benefit)                  1,242     (7,007)          (1,142)
                                        ------------  --------------------------
Net income (loss)                       $     1,543   $(12,112)       $  (1,977)
                                        ============  ==========================

Weighted average shares outstanding:
  Basic                                      12,622     12,591           12,591
                                        ============  ==========================
  Diluted *                                  12,627     12,591           12,591
                                        ============  ==========================

  Basic                                 $      0.12   $  (0.96)       $   (0.16)
                                        ============  ==========================
  Diluted *                             $      0.12   $  (0.96)       $   (0.16)
                                        ============  ==========================

* Dilutive loss per common share for the three months ended January 5, 2006 would have been anit-dilutive if the number of weighted average shares outstanding were adjusted to reflect the dilutive effect of outstanding stock options.

                                               POMEROY IT SOLUTIONS, INC.
                                                 SELECTED CASH FLOW DATA

(in thousands)                                                                      Fiscal Years Ended January 5,
                                                                          ----------------------------------------------
Cash Flows from Operating Activities:                                          2007            2006            2005
                                                                          --------------  --------------  --------------
  Net income (loss)                                                       $       1,143   $     (10,662)  $      10,933

  Adjustments to reconcile net income (loss) to
    net cash flows from (used in) operating activities:
  Depreciation and amortization                                                   4,926           5,597           4,393
  Stock option, restricted stock compensation and Employee
    Purchase Plan expense                                                         1,571              68               -
  Restructuring and severance charges                                               133           2,305           2,423
  Goodwill charge                                                                 3,472          16,000               -
  Provision for doubtful accounts                                                 1,690           2,000               -
  Amortization of earned income                                                     (66)           (161)           (148)
  Deferred income taxes                                                             153          (4,038)          2,763
  Loss on disposal of fixed assets                                                  287              15             222

  Changes in working capital accounts,  net of effects of acquisitions:
    Accounts receivable                                                          (8,215)          9,186         (13,896)
    Inventories                                                                  (2,609)          1,882          (5,697)
    Other current assets                                                          1,818          (2,585)         (2,216)
    Net investment in leases                                                      1,417           2,949           1,657
    Floor plan financing                                                          1,775          (3,943)          2,821
    Trade payables                                                               25,962         (21,479)          7,533
    Deferred revenue                                                               (840)            (46)           (498)
    Income tax payable                                                             (148)             95             156
    Other, net                                                                   (2,368)         (1,611)         (4,665)
                                                                          --------------  --------------  --------------
  Net operating activities                                                       30,101          (4,428)          5,781
                                                                          --------------  --------------  --------------

Investing Activities:
  Capital expenditures                                                           (2,261)         (3,454)         (2,350)
  Acquisitions of businesses                                                       (738)         (1,256)        (16,441)

Financing Activities:
  Net payments of short-term borrowings                                         (15,304)         (4,849)         20,153
  Purchase of treasury stock                                                     (2,475)           (376)           (467)